Regulatory Matters	12 Months Ended
Dec. 31, 2015
Banking And Thrift [Abstract]
Regulatory Matters

21. REGULATORY MATTERS

The Company is subject to risk-based capital guidelines adopted by the FRB for bank holding companies. The Bank is also subject to similar capital requirements adopted by the OCC. Under the requirements the federal bank regulatory agencies have established quantitative measures to ensure that minimum thresholds for Total Capital, Tier 1 Capital and Leverage (Tier 1 Capital divided by average assets) ratios (set forth in the table below) are maintained. Failure to meet minimum capital requirements can result in certain mandatory and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Company’s and the Bank’s consolidated financial statements.

Pursuant to the Dodd-Frank Act, the federal bank regulatory agencies issued the Final Capital Rules. The Final Capital Rules revised the quantity and quality of required minimum risk-based and leverage capital requirements applicable to the Bank and the Company, consistent with the Dodd-Frank Act and the Basel III capital standards. The Final Capital Rules revised the quantity and quality of capital required by (1) establishing a new minimum common equity Tier 1capital ratio of 4.5% of risk-weighted assets; (2) increasing the minimum capital ratio from 4.0% to 6.0% of risk-weighted assets; (3) maintaining the minimum total capital ratio of 8.0% of risk-weighted assets; and (4) maintaining a minimum Tier 1 leverage capital ratio of 4.0%.

Furthermore, the Final Capital Rules added a requirement for a minimum common equity Tier 1 capital conservation buffer of 2.5% of risk-weighted assets (“the Conservation Buffer”) to be applied to the common equity Tier 1 capital ratio, the Tier 1 capital ratio and the total capital ratio. The required minimum Conservation Buffer will be phased in incrementally between 2016 and 2019. If a bank’s or bank holding company’s Conservation Buffer is less than the required minimum and its net income for the four calendar quarters preceding the applicable calendar quarter, net of any capital distributions and associated tax effects not already reflected in

21. REGULATORY MATTERS (Continued)

net income (“Eligible Retained Income”) is negative, it would be prohibited from making capital distributions or certain discretionary cash bonus payments to executive officers. As a result, under the Final Capital Rules, should we fail to maintain the Conservation Buffer we would be subject to limits on, and in the event we have negative Eligible Retained Income for any four consecutive calendar quarters, we would be prohibited in, our ability to obtain capital distributions from the Bank.

The following table provides both the Company’s and the Bank’s risk-based capital ratios as of December 31, 2015 and 2014.

REGULATORY CAPITAL LEVELS

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions(1)
	Amount	Ratio	Amount	Ratio	Amount	Ratio
December 31, 2015 (2)
Total risk-based capital (to risk-weighted assets):
Sun Bancorp, Inc.	$328,575	21.04%	$124,914	8.00%	N/A
Sun National Bank	297,735	19.11	124,649	8.00	$155,811	10.00%
Tier 1 common equity capital ratio (to risk-weighted assets):
Sun Bancorp, Inc.	219,939	14.09	70,264	4.50	N/A
Sun National Bank	279,100	17.91	70,115	4.50	101,277	6.50
Tier 1 capital (to risk-weighted assets):
Sun Bancorp, Inc.	274,928	17.61	93,685	6.00	N/A
Sun National Bank	279,100	17.91	93,487	6.00	124,648	8.00
Leverage capital:
Sun Bancorp, Inc.	274,928	12.19	90,203	4.00	N/A
Sun National Bank	279,100	12.39	90,069	4.00	112,587	5.00
December 31, 2014
Total risk-based capital (to risk-weighted assets):
Sun Bancorp, Inc.	$317,945	19.25%	$132,147	8.00	N/A
Sun National Bank	286,374	17.37	131,876	8.00	$164,844	10.00%
Tier 1 capital (to risk-weighted assets):
Sun Bancorp, Inc.	276,349	16.73	66,073	4.00	N/A
Sun National Bank	265,728	16.12	65,938	4.00	98,907	6.00
Leverage capital:
Sun Bancorp, Inc.	276,349	10.06	109,894	4.00	N/A
Sun National Bank	265,728	9.68	109,760	4.00	137,200	5.00

(1)	Not applicable for bank holding companies.
(2)

The Basel III guidelines and the Dodd-Frank Act established a new minimum Tier 1 common equity risk-based capital ratio and revised the “Prompt Corrective Action” regulations, effective January 1, 2015.

At December 31, 2015 and 2014, although the Company and the Bank exceeded the required ratios for classification as “well capitalized,” due to the fact that it was subject to the OCC Agreement, it could not be deemed “well capitalized.”

At December 31, 2015 the Bank was also subject to individual minimum capital ratios established by the OCC requiring the Bank to continue to maintain a Leverage ratio at least equal to 8.50% of adjusted total assets, to continue to maintain a Tier 1 Capital ratio at least equal to 9.50% of risk-weighted assets and to maintain a Total Capital ratio at least equal to 11.50% of risk-weighted assets. At December 31, 2015, the Bank met all of the three capital ratios established by the OCC as its Leverage ratio was 12.39%, its Tier 1 Capital ratio was 17.91%, and its Total Capital ratio was 19.11%.

On April 15, 2010, the Bank entered into the OCC Agreement which contained requirements to develop and implement a profitability and capital plan that would provide for the maintenance of adequate capital to support the Bank’s risk profile.

The Bank also agreed to: (a) adopt and implement a program to protect the Bank’s interest in criticized or classified assets; (b) review and revise the Bank’s loan review program; (c) adopt and implement a program for the maintenance of an adequate allowance for loan losses; and (d) revise the Bank’s credit administration policies. The Bank also agreed that its brokered deposits will not exceed 6.0% of its total deposits unless approved by the OCC. Effective January 21, 2016, the OCC terminated the OCC Agreement and the individual minimum capital requirement to which the Bank was subject and the requirements noted above were eliminated.

21. REGULATORY MATTERS (Continued)

Separately, on January 21 2016, without admitting or denying any wrongdoing, the Bank entered into a Consent Order with the OCC to pay a $25,000 civil money penalty in connection with various deficiencies identified by the OCC in the mortgage banking practices of Sun Home Loans, a former division of the Bank which was closed in July 2014 when the Bank exited the residential mortgage lending business as part of a comprehensive strategic restructuring.  The identified deficiencies occurred from July 2011 through September 2013.

In addition, the Company is required to seek the prior approval of the Federal Reserve Bank of Philadelphia (the “Federal Reserve Bank”) before paying interest, principal or other sums on trust preferred securities or any related subordinated debentures, declaring or paying cash dividends or receiving dividends from the Bank, repurchasing outstanding stock or incurring indebtedness. The Company also was required to submit, and periodically update, a capital plan, a profit plan and cash flow projections, as well as other progress reports to the Federal Reserve Bank.

In August 2014, the Company raised approximately $20 million in equity through a privately negotiated sale of its common stock to several institutions and private investors. The Company issued a total of 1,133,144 shares of common stock in this transaction at a price per share of $17.65.

The Bank is subject to various statutory and regulatory restrictions on its ability to pay dividends to the Company. All national banks are limited in the payment of dividends without the approval of the OCC of a total amount not to exceed the net income for that year to date plus the retained net income for the preceding two years. Federal law also prohibits national banks from paying dividends that would be greater than the bank’s undivided profits after deducting statutory bad debt in excess of the bank’s allowance for loan losses. Due to the Bank’s history of losses, any proposed dividends from the Bank to the Company are subject to regulatory approval until such time as net income for the current year combined with the prior two years is sufficient. Under FDICIA, an insured depository institution such as the Bank is prohibited from making capital distributions, including the payment of dividends, if, after making such distribution, the institution would become “undercapitalized” (as such term is used in the FDICIA). Payment of dividends by the Bank also may be restricted at any time at the discretion of the OCC if it deems the payment to constitute an unsafe and unsound banking practice. During 2015, the Bank was subject to the OCC Agreement, which prohibited the Bank from paying any dividends if it was not in compliance with its approved capital plan or if the effect of the dividend would be to cause the Bank to not be in compliance and, in either event, not without prior OCC approval. The Bank did not seek OCC approval to pay a dividend in 2015.

FDIC assessment expense of $3.1 million, $3.8 million and $4.3 million was recognized during the years ended December 31, 2015, 2014 and 2013, respectively.

The Company’s capital securities are deconsolidated in accordance with GAAP and qualify as Tier 1 capital under federal regulatory guidelines. These instruments are subject to a 25% capital limitation under risk-based capital guidelines developed by the FRB. Under FRB rules, restricted core capital elements, which are qualifying trust preferred securities, qualifying cumulative perpetual preferred stock (and related surplus) and certain minority interests in consolidated subsidiaries, are limited in the aggregate to no more than 25% of a bank holding company’s core capital elements (including restricted core capital elements), net of goodwill less any associated deferred tax liability. However, under the Dodd-Frank Act, bank holding companies are prohibited from including in their Tier 1 capital hybrid debt and equity securities, including trust preferred securities, issued on or after May 19, 2010. Any such instruments issued before May 19, 2010 by a bank holding company, such as the Company, with total consolidated assets of less than $15 billion as of December 31, 2009, may continue to be included as Tier 1 capital (subject to the 25% limitation). At December 31, 2015, $55.0 million in capital securities qualified as Tier 1 capital with $35.0 million qualifying as Tier 2.

On December 10, 2013, the Federal Reserve Bank, the OCC, the FDIC, the Commodity Futures Trading Commission and the SEC issued final rules to implement the Volcker Rule contained in Section 619 of the Dodd-Frank Act. While the Dodd-Frank Act provided that banks and bank holding companies were required to conform their activities and investments by July 21, 2014, in connection with issuing the final Volcker Rule, the FRB extended the conformance period until July 21, 2015. The FRB is permitted, by rule or order, to extend the conformance period for one year at a time, for a total of not more than three years. On December 18, 2014, the FRB issued an order that further extends until July 21, 2016 the conformance period under the Volcker Rule. The FRB stated in the order that it intends to exercise its authority again in 2016 and grant the final one-year extension in order to permit banks and bank holding companies until July 21, 2017 to conform to the requirements of the Volcker Rule.

21. REGULATORY MATTERS (Continued)

The final Volcker Rule regulations do provide certain exemptions allowing banking entities to continue underwriting, market-making and hedging activities and trading certain government obligations, as well as various exemptions and exclusions from the definition of “covered funds.” The level of required compliance activity depends on the size of the banking entity and the extent of its trading.

On January 14, 2014, the five federal agencies, including the FRB and OCC, approved an interim final rule to permit banking entities to retain interests in certain collateralized debt obligations backed primarily by trust preferred securities from the investment prohibitions of the Volcker Rule. Under the interim final rule, the agencies permit the retention of an interest in or sponsorship of covered funds by banking entities if certain qualifications are met. In addition, the agencies released a non-exclusive list of issuers that meet the requirements of the interim final rule. At December 31, 2015, the Company had an investment in one pool of trust preferred securities with an amortized cost of $8.8 million and estimated fair value of $7.1 million. This pool was included in the list of non-exclusive issuers that meet requirements of the interim final rule release by the agencies and therefore was not required to be sold by the Company.

At December 31, 2015, the Company had four collateralized loan obligation securities with an amortized cost of $24 million and an estimated fair value of $23.7 million. These securities are subject to the provisions of the Volcker Rule. As a result, the Company will likely be required to divest these investments unless their terms can be modified such that the investments are no longer covered by the Volcker Rule. While there is proposed legislation in Congress regarding a delay to the divestiture requirement for collateralized loan obligations, the outcome of the legislation is unclear at this time. The Company cannot give assurances that the legislation will or will not be enacted. However, based on the Company’s communication with its investment advisors, in the event that the proposed legislation is not enacted, the Company believes these investments can be modified to avoid a required divestiture under the Volcker Rule.